UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
MACROGENICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MacroGenics, Inc.
9704 Medical Center Drive
Rockville, MD 20850

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) filed by MacroGenics, Inc. (the “Company”) with the Securities and Exchange Commission on April 3, 2020, and furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 14, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 24, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2020

To the Stockholders of MacroGenics, Inc.:

Due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations and orders from federal and state governmental authorities, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders of MacroGenics, Inc. (the “Annual Meeting”) has been changed and will now be held by means of a virtual format only. The date and time of the meeting, Thursday, May 14, 2020 at 9:00 a.m. ET, as disclosed in the proxy materials for the Annual Meeting, has not changed. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 20, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To register for the Annual Meeting at www.proxydocs.com/MGNX, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. Registration for the meeting closes at 5:00 p.m. ET on May 12, 2020. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting the meeting website and following the instructions available.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,
James Karrels
Corporate Secretary
April 28, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on May 14, 2020:

MacroGenics, Inc.’s proxy statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.proxydocs.com/MGNX.